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                                                                    EXHIBIT 99.1


        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT



April 29, 2003


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Ladies and Gentlemen:

         The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed to be filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Annual Report on Form 10-K (the "Report") accompanying this letter.

         Richard J. Pershing, the Chief Executive Officer and J. William Holden, the Chief Financial Officer of Mirant Americas Generation, LLC (the "Company"), each certifies that, subject to the qualification noted below, to the best of my knowledge:

         1. such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         This certificate is qualified by the fact that the Report was not filed within 90 days after the end of the Company's fiscal year as required by General Instruction A to Form 10-K.


                                             /s/ Richard J. Pershing
                                             ---------------------------
                                             Name: Richard J. Pershing
                                             Chief Executive Officer

                                             /s/ J. William Holden III
                                             ---------------------------
                                             Name: J. William Holden III
                                             Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.